United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 2, 2006
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                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


              0-10652                                  94-2751350
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      (Commission File Number)              (IRS Employer Identification No.)


                   300 Park Marina Circle, Redding, CA   96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 1.01. Entry into a Material Definitive Agreement.

         Effective August 1, 2006, North Valley Bancorp (the "Company") entered into a written employment agreement with Leo J. Graham, General Counsel and Corporate Secretary of the Company, a copy of which is attached to this report as Exhibit 99.115 and is incorporated here by reference. Mr. Graham has served as General Counsel and Corporate Secretary of the Company and its subsidiaries since May 2004, and his written employment agreement substantially confirms the terms and conditions of his employment and compensation arrangements with the Company as they have existed prior to such date.

         Also effective August 1, 2006, Kevin R. Watson, Chief Financial Officer and Principal Accounting Officer of the Company since March 8, 2006, became eligible to participate in the North Valley Bancorp Executive Deferred Compensation Plan and the North Valley Bancorp Salary Continuation Plan. See the additional information set forth in Item 5.02 of this report.

         Item 5.02. Departure of Directors or Principal Officers; Election of
                    Directors; Appointment of Principal Officers

         As previously reported in the North Valley Bancorp Form 8-K Current Report filed with the Commission on March 8, 2006, the Company has appointed Kevin R. Watson to serve as Chief Financial Officer and Principal Accounting Officer of the Company and its wholly owned subsidiary, North Valley Bank. Pursuant to the terms of Mr. Watson's employment agreement, he has become eligible to participate in the North Valley Bancorp Executive Deferred Compensation Plan and the North Valley Bancorp Salary Continuance Plan effective August 1, 2006, on the terms set forth on Exhibit 99.116 attached to this report and incorporated herein by this reference. Copies of the North Valley Bancorp Executive Deferred Compensation Plan and the North Valley Bancorp Salary Continuation Plan (both effective as of December 31, 2005) were attached to the Company's Form 8-K Current Report filed with the Commission on January 6, 2006 as Exhibits 99.100 and 99.101.

         Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

         99.115   Employment Agreement with Leo J. Graham

         99.116 Exhibit 1 to the North Valley Bancorp Salary Continuation Plan (Amended through August 1, 2006)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP
                                       (Registrant)


Dated:   August 3, 2006                By: /s/ JAMES J. KIM
                                           -------------------------------------
                                           James J. Kim
                                           SVP / Controller

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